Disposal of subsidiaries	6 Months Ended
Mar. 31, 2025
Disposal of subsidiaries
Disposal of subsidiaries

Note 20 – Disposal of subsidiaries

On January 20, 2025, CN Energy Group. Inc. (the “Company”), entered into a Share Transfer Agreement (the “Agreement”) with Asia Rubber Resources Limited (“Asia Rubber Resources”). Pursuant to the Agreement, the Company agreed to transfer 100% of its equity in Clean Energy Holdings Limited to Asia Rubber Resources (the “Transfer”) for a total purchase price of HKD10,000 (approximately $1,281).

The following is a reconciliation of the carrying amounts of major classes of assets and liabilities in the consolidated balance sheets as of March 31, 2025 and September 30, 2024.

	As of	As of
	March 31, 2025	September 30, 2024
Carrying amount of major classes of assets	(unaudited)	(audited)
Cash	$3,973	$4,131
Prepaid expenses and other current assets	86	34
Property and equipment, net	602,531	612,892
Total assets of disposed entities	$606,590	$617,057

Carrying amount of major classes of liabilities
Accounts payable	342,428	345,991
Taxes payable	129	104
Accrued expenses and other current liabilities	44,002	43,780
Total liabilities of disposed entities	$386,559	$389,875

The following is a reconciliation of the amounts of major classes of operations of disposed entities in the consolidated statements of income (loss) and comprehensive income (loss) for the six months ended March 31, 2025 and 2024.

	For the six months ended March 31,
	2025	2024
	(unaudited)	(unaudited)
Revenue	-	$4,973,357
Cost of revenues	-	(4,966,016)
Gross profit	-	7,341
Operating expenses	(20,482)	(375,505)
Loss from operations	(20,482)	(368,164)
Other income	2,441	3,835
Loss before income tax expenses	(18,041)	(364,329)
Income tax expenses	-	-
Net loss	$(18,041)	$(364,329)